SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549


                           FORM 8-K/A


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report
(Date of earliest event reported):  September 30, 1996



              Shenandoah Telecommunications Company
       (Exact name of registrant as specified in charter)





  Virginia                   0-9881                54-1162807
(State or other         (Commission File         (IRS Employer
jurisdiction of          Number)                 Identification
incorporation)                                    Number)




         124 South Main Street, Edinburg, Virginia 22824
           (Address of principal executive offices)





Registrant's telephone number,
including area code: (540) 984-4141
PAGE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Audited Statements









                WOODSTOCK AND NEW MARKET CLUSTERS
          C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP


                      FINANCIAL STATEMENTS
                        December 31, 1995













PAGE

         (a)   Audited Statements




                WOODSTOCK AND NEW MARKET CLUSTERS
          C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP

                      FINANCIAL STATEMENTS
                        December 31, 1995


                            CONTENTS



                                                       Page
                                                       Number

Independent Auditors' Report                                1

Combined Statement of Net Assets              Exhibit A     3

Combined Statement of Operations              Exhibit B     4

Combined Statement of Changes in Net Assets   Exhibit C     5

Combined Statement of Cash Flows              Exhibit D     6

Notes to Combined Financial Statements        Exhibit E     7













PAGE

         (a)   Audited Statements

The Partners
C4 Media Cable Southeast, Limited Partnership
Lockney, Texas  79241


                  INDEPENDENT AUDITORS' REPORT

We have audited the accompanying combined statement of net assets of the combined operations of C4 Media Cable Southeast, Limited Partnership's ("C4 Media") cable television systems serving 6 communities in Woodstock and New Market, Virginia (collectively referred to as the "Woodstock and New Market Clusters") as of December 31, 1995, and the related combined statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Woodstock and New Market Clusters' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Woodstock and New Market Clusters at December 31, 1995, and the combined results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 7, on February 1, 1996, C4 Media sold substantially all operating assets (including the Woodstock and New Market Clusters) to FrontierVision Operating Partners, L.P. ("FVOP"). FVOP has subsequently entered into an agreement to sell the Woodstock and New Market Clusters to Shenandoah Telecommunications.

Williams, Rogers, Lewis, & Co., P.C.

Williams, Rogers, Lewis & Co., P.C.
Plainview, Texas
August 30, 1996
PAGE

         (a)   Audited Statements

                                                       Exhibit A
                WOODSTOCK AND NEW MARKET CLUSTERS
          C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP

                COMBINED STATEMENT OF NET ASSETS
                        December 31, 1995



                             Assets


Accounts Receivable, Net                               $   19,321
Prepaid Expense and Other                                  13,404
Plant and Equipment, Net                                1,235,652
Franchises, Net                                           656,036
Acquisition Costs, Net                                    174,637

                                                       $2,099,050



                   Liabilities and Net Assets


Bank Overdraft                                       $       490
Accounts Payable                                          77,558
Other Current Liabilities                                 47,886
Accrued Interest Payable                               5,156,619
Notes Payable                                         10,348,525

     Total Liabilities                                15,631,078

     Net Assets                                      (13,532,028)

                                                     $ 2,099,050










           The accompanying notes are an integral part
                  of the financial statements.
PAGE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Audited Statements

                                                       Exhibit B
                WOODSTOCK AND NEW MARKET CLUSTERS
          C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP

                COMBINED STATEMENT OF OPERATIONS
              For the Year Ended December 31, 1995





REVENUE
  Cable Service                                   $ 1,640,624


EXPENSE
  Programming Costs                                   357,148
  Salaries                                            165,197
  Other Operating Expenses                            353,883
  Management Fees                                      93,850
  Interest                                          1,411,821
  Depreciation                                        209,434
  Amortization                                        486,396

                                                    3,077,729

     NET LOSS                                     $(1,437,105)


















           The accompanying notes are an integral part
                  of the financial statements.
PAGE

         (a)   Audited Statements

                                                       Exhibit C
                WOODSTOCK AND NEW MARKET CLUSTERS
          C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP

           COMBINED STATEMENT OF CHANGES IN NET ASSETS
              For the Year Ended December 31, 1995




Balance, December 31, 1994                        $(12,094,923)

     Net Loss, 1995                                 (1,437,105)


Balance, December 31, 1995                        $(13,532,028)




























           The accompanying notes are an integral part of the financial statements.

PAGE

         (a)   Audited Statements
                                                       Exhibit D
                WOODSTOCK AND NEW MARKET CLUSTERS
          C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP

                COMBINED STATEMENT OF OPERATIONS
              For the Year Ended December 31, 1995


CASH FLOW FROM OPERATING ACTIVITIES:
  Net Loss                                        $ (1,437,105)
  Adjustments to reconcile net income
   to net cash:
   Depreciation                                        209,434
   Amortization                                        486,396
   Changes in Assets and Liabilities:
     Accounts receivable                                 4,830
     Prepaid expenses and other                          7,683
     Accounts payable                                    5,952
     Other liabilities                                 (34,338)
     Accrued interest                                  974,373

  Net cash provided by operating activities:           217,225


CASH FLOW FROM INVESTING ACTIVITIES:
  Purchase of plant and equipment                     (244,994)

    Net cash used in investing activities:            (244,994)


CASH FLOW FROM FINANCING ACTIVITIES:
  Increase in bank overdraft                               490

    Net cash provided by financing activities:             490

  Net Decrease in Cash                                 (27,279)

  Cash, Beginning of Period                             27,279

  Cash, End of Period                             $       -0-


Supplemental Disclosure for Statement
 of Cash Flow:
  Cash Paid for Interest                          $    437,448


           The accompanying notes are an integral part
                   of the financial statement.
PAGE

                                                       Exhibit E
                WOODSTOCK AND NEW MARKET CLUSTERS
          C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP

             NOTES TO COMBINED FINANCIAL STATEMENTS
                        December 31, 1995



NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          ORGANIZATION AND BASIS OF PRESENTATION:

          These combined financial statements represent the combined operations of C4 Media Cable Southeast, Limited Partnership's ("C4 Media") cable television systems serving 6 communities in Woodstock and New Market, Virginia (collectively referred to as the "Woodstock and New Market Clusters"). C4 Media is a Delaware limited partnership organized to own and operate cable television systems in various communities throughout Virginia, Tennessee, and Georgia. The Woodstock and New Market Clusters provide basic and pay cable television service to approximately 5,040 subscribers. On February 1, 1996, C4 Media sold substantially all operating assets (including the Woodstock and New Market Clusters) to FrontierVision Operating Partners, LP ("FVOP"). FVOP has subsequently entered into an agreement to sell the Woodstock and New Market Clusters to Shenandoah Telecommunications. See
          Note 7.

          General partners of C4 Media are C4 Media Cable, Inc. and C4 Media Cable Employees Investment Corporation.
          C4 Media Cable, Inc. also participates as a limited partner. Under a letter agreement dated May 9, 1992, Philips Credit Corporation (Philips) exercised its rights under certain pledge agreements to exercise voting control over all partnership interest. Accordingly, effective October 30, 1992, C4 Media Cable, Inc. was replaced by Southeast Cable, Inc., a corporate affiliate of Philips, as the managing general partner. The managing general partner utilized Cablevision of Texas III, LP ("CAB III") as the business manager for the Partnership until the assets sold February 1, 1996. See Note 4.


PAGE

                                                       Exhibit E
WOODSTOCK AND NEW MARKET CLUSTERS
C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 1995


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          ORGANIZATION AND BASIS OF PRESENTATION (Continued):

          C4 Media had not previously prepared separate combined financial statements of the Woodstock and New Market Clusters and accounting records are not maintained to facilitate preparation of such financial statements; therefore, estimates of certain allocable assets, liabilities, income and expenses were required. The allocations, where necessary, are based on subscriber counts or plant miles of the systems. The allocation methods are believed to be reasonable by management. The combined financial statements do not necessarily reflect the results of operations or financial position that would have existed had the Woodstock and New Market Clusters been an independent company.

          The Woodstock and New Market Clusters recognize cable service revenue on the accrual basis in the month the cable service is provided. Payments received in advance are included in deferred revenue until the month the service is provided at which time they are recognized as income. Direct expenses of the Woodstock and New Market Clusters are recognized as the expense is incurred. Indirect and administrative expenses are allocated based on either subscriber counts or plant miles of the systems.


          PROPERTY, PLANT, EQUIPMENT AND DEPRECIATION:

          Property, plant, and equipment used in the business are stated at cost and depreciated over estimated useful lives generally on the straight line method for financial statement purposes. Expenditures which significantly increase asset values or extend useful lives are capitalized, limited by projected recoverability of such current year expenditures in the ordinary course of business from expected future revenue.
PAGE

                                                       Exhibit E
WOODSTOCK AND NEW MARKET CLUSTERS
C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 1995


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(Continued)

          PROPERTY, PLANT, EQUIPMENT AND DEPRECIATION
          (Continued):

          The useful lives of property, plant, and equipment for purposes of computing depreciation range from 5 to 10 years. Accumulated depreciation at December 31, 1995 was $981,184.

          FRANCHISES

          C4 Media has been granted rights to operate within the locations of the cable television systems. Such franchises grant certain operating rights and impose certain costs and restrictions. C4 Media pays franchise fees annually on the Woodstock and New Market Clusters' locations based upon either gross or basic service revenues. Franchise fee expense for the year ended December 31, 1995 was $62,968 and is included in Other Operating Expense.

          Such franchises have varying lives and are renewable at the discretion of the locations' governing boards. For financial statement purposes, franchise costs acquired in connection with the purchase of cable systems are being amortized over the remaining average lives of the related cable television franchises at the date of acquisition, which approximates 8 years. Franchise amortization expense for the year ended December 31, 1995 was $437,356. Accumulated amortization for franchises at December 31, 1995 was $2,842,814.

          ACQUISITION COSTS:

          Acquisition costs are those costs incurred related to the acquisition of new systems. For financial statement purposes, such costs are amortized by using the straight-line method over 10 years. Amortization expense for acquisition costs for the year ended December 31, 1995 was $40,040. Accumulated amortization for acquisition costs at December 31, 1995 was $315,761.
PAGE

                                                       Exhibit E
WOODSTOCK AND NEW MARKET CLUSTERS
C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 1995


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          INCOME TAXES:

          C4 Media is a partnership and does not pay federal income tax, but is a pass through entity so that partners are taxed on their share of partnership earnings. Net income or loss on the entire partnership is allocated to each partner under a formula established in the partnership agreement.

          CASH EQUIVALENTS:

          For cash flow purposes, cash equivalents are cash and cash items with a maturity of less than 90 days.

          USE OF ESTIMATES:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2:   ACCOUNTS RECEIVABLE, NET

          Following is a summary of receivables at December 31, 1995:

                    Trade Accounts                $20,126
                    Less:  Allowance for
                      Doubtful Accounts              (805)

                                                  $19,321

PAGE

                                                       Exhibit E
WOODSTOCK AND NEW MARKET CLUSTERS
C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 1995


NOTE 3:   NOTES PAYABLE

          Following is a summary of notes payable at December 31, 1995:

          Senior loan payable to Philips, due September
          30, 1990, interest due at prime + 2.25%,
          secured by substantially all assets of the
          partnership and the pledge of partnership
          interests.  In addition, the loan is
          collateralized by the pledge of all stock
          held in C4 Media Cable, Inc. and C4 Media
          Cable, Employees Investment Corporation by
          the President and Chairman of C4 Media
          Cable, Inc.                             $ 7,599,963

          Junior Loan payable to Philips, due September
          30, 1990 interest due at 20%, secured by
          substantially all assets of the partnership
          and the pledge of partnership interests.  In
          addition, the loan is collateralized by the
          pledge of all stock held in C4 Media Cable,
          Inc. and C4 Media Cable Employees Investment
          Corporation by the President and Chairman of
          C4 Media Cable, Inc.
                                                    2,748,562

                                        Total     $10,348,525

          The Philips notes contain performance covenants concerning homes passed, subscriber levels, miles of plant, etc., some of which C4 Media had violated as of December 31, 1995. Philips has not waived compliance with these provisions. All notes payable and accrued interest to Philips were due September 30, 1990. Philips has not extended the due date of the notes and has the right to demand payment at any time. See Note 7.

          The fair market value of notes payable is estimated at $2.7 million based on the amount applied to the notes at the time of sale.
PAGE

                                                       Exhibit E
WOODSTOCK AND NEW MARKET CLUSTERS
C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 1995


NOTE 4:   RELATED PARTY TRANSACTIONS

          Effective October 30, 1992, C4 Media Cable, Inc. was replaced by Southeast Cable, Inc. as the managing general partner. The managing partner entered into a management agreement with CAB III that provides for fixed fees and the reimbursement of direct expenses incurred on behalf of C4 Media. Management fees paid by the Woodstock and New Market Clusters under this agreement for the year ended December 31, 1995 were $93,850. Other fees and expense reimbursements paid under the agreement for the year ended December 31, 1995 were $20,600 and are included in Other Operating Expenses.


NOTE 5:   COMMITMENTS

          The Woodstock and New Market Clusters have certain obligations under pole rental agreements, tower site leases, etc. for assets utilized in the operation of the systems. These are mostly annual agreements. Expenses charged to operations for the year ended December 31, 1995 were $52,818 and are included in Other Operating Expenses.


NOTE 6:   CONTINGENCIES

          The Woodstock and New Market Clusters are to a significant degree self-insured for risks consisting primarily of physical loss to property and plant. The headend equipment is insured, but the plant itself is not and represents a potential exposure. Management is of the opinion the various systems' distance from each other make the likelihood of a complete loss to the plant unlikely.

PAGE

                                                       Exhibit E
WOODSTOCK AND NEW MARKET CLUSTERS
C4 MEDIA CABLE SOUTHEAST, LIMITED PARTNERSHIP
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 1995


NOTE 7:   SUBSEQUENT EVENT

          On February 1, 1996, C4 Media sold substantially all assets to FVOP. FVOP subsequently entered into an agreement to sell the Woodstock and New Market Clusters to Shenandoah Telecommunications. After the initial sale, C4 Media was still liable for the remaining balance of the notes to Philips with no significant assets to satisfy that liability. The agreement between Philips and C4 Media provided that the liens attached to the assets of the Woodstock and New Market Clusters were released at the date of sale to FVOP.

          C4 Media is in the process of liquidating all partnership interests. Complete liquidation of C4
          Media is expected by the end of 1996.





PAGE

          (a)  Unaudited Interim Financial Statements

            FRONTIER VISION OPERATING PARTNERS, L.P.
                      Woodstock/New Market
                     Unaudited Balance Sheet
                        At June 30, 1996


                             Assets

          Accounts receivable, net                    $    3,189
          Prepaid expenses and other                       7,564

          Investment in cable television
           systems, net:
            Property and equipment                     1,936,365
            Intangibles                                6,043,000
               Total investment in cable
                television systems, net                7,979,365

          Other, net                                          -

               Total assets                          $ 7,990,117


                Liabilities and Retained Earnings


          Accrued liabilities                        $    38,580
          Interdivisional liability                    7,722,218
               Total liabilities                       7,760,798

          Retained earnings                              229,319

               Total liabilities and
                retained earnings                    $ 7,990,117









   See the accompanying notes to unaudited condensed financial statements.
PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)

          (a)  Unaudited Interim Financial Statements

              C-4 MEDIA CABLE AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                           UNAUDITED INTERIM COMBINED STATEMENT OF INCOME

                                   C-4 MEDIA CABLE          FRONTIERVISION
                                      SOUTHEAST           OPERATING PARTNERS
                                   LTD PARTNERSHIP         LTD PARTNERSHIP
                                 WOODSTOCK/NEW MARKET    WOODSTOCK/NEW MARKET
                                   ONE MONTH ENDED         FIVE MONTHS ENDED
                                   JANUARY 31, 1996           JUNE 30, 1996
REVENUES

  Cable Television Service                  127,054                  638,373

                                            127,054                  638,373

OPERATING EXPENSES
  Cost of Products and Services Sold         30,481                  113,152
  Maintenance and Support                    37,081                   68,296
  Depreciation and Amortization              59,064                  162,498
  Customer Operations                        14,169                    1,385
  Corporate Operations                        8,046                   63,723

                                            148,841                  409,054

OPERATING INCOME                            (21,787)                 229,319
INTEREST EXPENSE                           (117,689)
NET INCOME                                 (139,476)                 229,319
PRO FORMA INCOME TAX EXPENSE                                         (87,049)
PRO FORMA NET INCOME                                                 142,270
                 See accompanying notes to unaudited condensed financial statements.
PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)

          (a)  Unaudited Interim Financial Statements

              C-4 MEDIA CABLE AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                             UNAUDITED COMBINED STATEMENT OF CASH FLOWS

                                                             C4 Media Cable      Frontiervision
                                                                Southeast      Operating Partners
                                                            LTD Partnership     LTD Partnership
                                                          Woodstock/New Market Woodstock/New Market
                                                             One Month Ended    Five Months Ended
                                                             January 31, 1996     June 30, 1996
CASH FLOWS FROM OPERATING ACTIVITIES

  Net Income                                                        (139,476)            229,319

  Adjustments to reconcile net income
  to net cash provided by operating activities:
   Depreciation and Amortization                                      59,064             162,498
   Decrease (increase) in Accounts Receivable                          3,211              12,921
   Increase (decrease) in Accounts Payable                           (11,603)            (27,865)
   Other prepaids, deferrals, and accruals                           115,822            (157,867)

  Net cash provided by operating activities                           27,018             219,006

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of Property & Equipment, and Intangibles                   (6,904)         (6,127,698)

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from increase in equity                                         0          13,671,504
  Principal payments on divisional liability                               0          (7,782,926)

  Net cash provided by financing activities                                0           5,888,578

NET INCREASE/(DECREASE) IN CASH                                       20,114             (20,114)

             See accompanying notes to unaudited condensed financial statements. PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)

          (a)  Unaudited Interim Financial Statements

              C-4 MEDIA CABLE AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                             UNAUDITED COMBINED STATEMENT OF CASH FLOWS

                                                             C4 Media Cable      Frontiervision
                                                                Southeast      Operating Partners
                                                            LTD Partnership     LTD Partnership
                                                          Woodstock/New Market Woodstock/New Market
                                                             One Month Ended    Five Months Ended
                                                             January 31, 1996     June 30, 1996
CASH AND CASH EQUIVALENTS:
  Beginning                                                               0               20,114

  Ending                                                             20,114                    0

















                 See accompanying notes to unaudited condensed financial statements.
PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)

          Notes to Unaudited Condensed Financial Statements

          1. In the opinion of management, the accompanying consolidated financial statements contain all the adjustments (consisting of only normal recurring accruals) necessary to present fairly C4 Media
               Cable LTD Partnership's results of operations and cash flows for the month ended January 31, 1996 and FrontierVision Operating Partners LTD
               Partnership's financial position as of June 30, 1996 and the results of operations and cash flows for the five months ended June 30, 1996.

          2. The results of operations for the one month and five month periods ended January 31, 1996 and June
               30, 1996 are not necessarily indicative of the results to be expected for the full year.

          3. On February 1, 1996, C4 Media sold substantially all assets to FrontierVision. On September 30,
               1996 Shenandoah Telecommunications acquired the
               Woodstock and New Market CATV assets from frontierVision for approximately $7.8 million.
               See pro forma financial information regarding this transaction.

          4. Pro forma income tax expense was computed as if FrontierVision Operating Partners, LTD Partnership was a taxable entity. An assumed combined income tax rate of 37.96% was used in establishing the income tax expense.

PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (b)  Pro Forma Financial Information

          The pro forma financial information is based on the purchase method of accounting for the Acquisition. The pro forma adjustments are described in the accompanying notes to Unaudited Pro Forma Condensed Combined Balance
          Sheet and Notes to Unaudited Condensed Combined
          Statements of Income.  The unaudited pro forma
          Condensed Combined Statements of Income assume that the acquisition of the Shenandoah County, Virginia cable television systems of FrontierVision Operating
          Partners, L.P. (The Systems) had occurred on January 1,
          1995 (combining the results for the year ended December
          31, 1995 and for the six months ended June 30, 1996 for Shenandoah Telecommunications Company (STC) and The
          Systems). The unaudited pro forma condensed combined balance sheet assumes that the acquisition of The
          Systems had occurred on June 30, 1996 (combining the balance sheets for STC and The Systems as of June 30,
          1996).  FrontierVision Operating Partners had
          previously acquired the System from C-4 Media Southeast
          LTD Partnership in February 1996.

          Acquisition

          The total purchase price for the assets acquired by cash was $7,864,171 including $300,000 placed in an Indemnity Escrow Deposit.

          Assumptions

          Purchase Price Allocation

          The purchase price has been allocated to the assets acquired based on the estimated fair values of such assets. The purchased assets consist primarily of CATV distribution plant and equipment and various intangible assets.

          For purposes of proforma presentations, the fair value of the intangible assets is being amortized over an estimated life of 15 years.

PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)

          (b)  Pro Forma Financial Information

          Interest Expense

          For purposes of preparing the pro forma financial information, actual borrowings and terms for the acquisition were used.

          Income Taxes

          For purposes of preparing the pro forma financial information, an assumed combined income tax rate of 37.96% was used in establishing the income tax benefit and for establishing the deferred income tax liability associated with the transaction.

          This information should be read in conjunction with the notes included herewith. The unaudited pro forma condensed combined financial statements do not purport to represent what the Company's results of operations or financial position actually would have been had such transactions and events occurred on the dates specified, or to project the Company's results of operations or financial position for any future period or date. The pro forma adjustments are based upon available information and certain adjustments that management believes are reasonable. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)

          (b)  Pro Forma Financial Information

       SHENANDOAH TELECOMMUNICATIONS AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                        UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                            JUNE 30, 1996

                                               ASSETS
                                            HISTORICAL
                                   SHENANDOAH          FRONTIERVISION
                               TELECOMMUNICATIONS   OPERATING PARTNERS
                                    COMPANY           LTD PARTNERSHIP
                                 CONSOLIDATED       WOODSTOCK/NEW MARKET          PROFORMA
                                JUNE 30, 1996          JUNE 30, 1996       ADJUSTMENTS     COMBINED
CURRENT ASSETS
  Cash and Cash Equivalents          4,863,872                                            4,863,872
  Certificates of Deposit            1,331,366                                            1,331,366
  Investment in Held-to-Maturity
   Securities                        1,151,123                                            1,151,123
  Accounts Receivable                3,161,055                 3,189                      3,164,244
  Direct Financing Leases,
   Current Portion                      74,350                                               74,350
  Materials and Supplies             2,408,770                                            2,408,770
  Prepaid and Other Current Assets      255,730                 7,563                        263,293
     Total Current Assets            13,246,266                10,752             0       13,257,018

INVESTMENTS AND OTHER ASSETS
  Investment in Available-for-Sale
   Securities                        1,888,910                                            1,888,910
  Investment in Held-to-Maturity
   Securities                        2,622,405                                            2,622,405
  Other Investments                  3,084,160                                            3,084,160
  Direct Financing Lease,
   Long-Term Portion                   229,015                                              229,015
                                     7,824,490                      0            0        7,824,490
PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)

          (b)  Pro Forma Financial Information

       SHENANDOAH TELECOMMUNICATIONS AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                        UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                            JUNE 30, 1996

                                               ASSETS
                                            HISTORICAL
                                   SHENANDOAH          FRONTIERVISION
                               TELECOMMUNICATIONS   OPERATING PARTNERS
                                    COMPANY           LTD PARTNERSHIP
                                 CONSOLIDATED       WOODSTOCK/NEW MARKET          PROFORMA
                                JUNE 30, 1996          JUNE 30, 1996       ADJUSTMENTS     COMBINED

PROPERTY, PLANT, AND EQUIPMENT
  Plant in Service                  56,769,893             1,936,365         53,255 A    58,759,513
 Plant Under Construction            4,540,868                                            4,540,868
                                    61,310,761             1,936,365         53,255      63,300,381
  Less Accumulated Depreciation    (20,202,536)                                         (20,202,536)
                                    41,108,225             1,936,365         53,255      43,097,845
FRANCHISES                                                 6,043,000       (140,621)B     5,902,379
                                    62,178,981             7,990,117        (87,366)     70,081,732




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)
          (b)  Pro Forma Financial Information

       SHENANDOAH TELECOMMUNICATIONS AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                        UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                            JUNE 30, 1996

                                 LIABILITIES AND STOCKHOLDERS EQUITY
                                            HISTORICAL
                                   SHENANDOAH          FRONTIERVISION
                               TELECOMMUNICATIONS   OPERATING PARTNERS
                                    COMPANY           LTD PARTNERSHIP
                                 CONSOLIDATED       WOODSTOCK/NEW MARKET          PROFORMA
                                JUNE 30, 1996          JUNE 30, 1996       ADJUSTMENTS     COMBINED
CURRENT LIABILITIES
  Current Maturities of
   Long-Term Debt                     461,927                                               461,927
  Accounts Payable                    479,507                                               479,507
  Advance Billings and Payments       369,334                                               369,334
  Customers' Deposits                 101,863                                               101,863
  Accrued Construction Costs          198,137                                               198,137
  Interdivisional Liability                                 7,722,218       (7,722,218)C          0
  Other Current Liabilities           891,586                  38,580                       930,166
  Income Taxes Payable                 10,339                                                10,399
  Other Taxes Payable                 252,259                                               252,259
     Total Current Liabilities      2,764,952               7,760,798       (7,722,218)   2,803,532

Long-Term Debt, Less
 Current Maturities                10,978,182                                7,864,171 D 18,842,353

OTHER LIABILITIES AND DEFERRED
CREDITS
  Deferred Investment Tax Credit      329,807                                               329,807
  Deferred Income Taxes             4,029,999                                             4,029,999
  Pension and Other                   487,448                                               487,448
                                    4,847,254                       0                0    4,847,254
MINORITY INTEREST                   1,546,013                                             1,546,013
PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)
          (b)  Pro Forma Financial Information

       SHENANDOAH TELECOMMUNICATIONS AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                        UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                            JUNE 30, 1996

                                 LIABILITIES AND STOCKHOLDERS EQUITY
                                            HISTORICAL
                                   SHENANDOAH          FRONTIERVISION
                               TELECOMMUNICATIONS   OPERATING PARTNERS
                                    COMPANY           LTD PARTNERSHIP
                                 CONSOLIDATED       WOODSTOCK/NEW MARKET          PROFORMA
                               JUNE 30, 1996          JUNE 30, 1996       ADJUSTMENTS    COMBINED
STOCKHOLDERS' EQUITY
  Common Stock                     4,740,677                                               4,740,677
  Retained Earnings               36,942,246               229,319           (229,319)E   36,942,246
  Unrealized Gain on
  Available-For-Sale
   Securities                        359,657
                                  42,042,580               229,319            (229,319)   42,042,580

                                  62,178,981             7,990,117             (87,366)   70,081,732


Notes to Unaudited Pro Forma Condensed Combined Balance Sheet:

A -  Reflects fair market value allocated to plant and equipment.
B -  Reflects fair value allocated to intangible assets.
C -  Elimination of divisional debt to FrontierVision, L. P. not assumed by STC.
D -  Assumption of debt by STC required to complete the acquisition.
E -  Elimination of FrontierVision retained earnings not acquired by STC.
PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)
          (b)  Pro Forma Financial Information

       SHENANDOAH TELECOMMUNICATIONS AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                    YEAR ENDED DECEMBER 31, 1995

                                            HISTORICAL
                                   SHENANDOAH          FRONTIERVISION
                               TELECOMMUNICATIONS   OPERATING PARTNERS
                                    COMPANY           LTD PARTNERSHIP
                                 CONSOLIDATED       WOODSTOCK/NEW MARKET         PRO FORMA
                                                                          ADJUSTMENTS    COMBINED
REVENUES
  Local Service                   3,072,097                                               3,072,097
  Access and Toll Service         6,658,076                                               6,658,076
  Other and Unregulated          12,188,977                1,640,624                     13,829,601
                                 21,919,150                1,640,624                0    23,559,774
OPERATING EXPENSES
  Cost of Products &
   Services Sold                  1,493,270                  357,148                      1,850,418
  Maintenance and Support         3,909,571                  353,883                      4,263,454
  Depreciation and Amortization   2,864,521                  695,830         (158,936)A   3,401,415
  Customer Operations             2,465,316                  165,197                      2,630,513
  Corporate Operations            1,988,852                   93,850                      2,082,702
  Taxes Other Than Income           305,938                                                 305,938
                                 13,027,468                1,665,908         (158,936)   14,534,440

OPERATING INCOME                  8,891,682                  (25,284)         158,936     9,025,334
PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)
          (b)  Pro Forma Financial Information

       SHENANDOAH TELECOMMUNICATIONS AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                        UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                    YEAR ENDED DECEMBER 31, 1995

                                            HISTORICAL
                                   SHENANDOAH          FRONTIERVISION
                               TELECOMMUNICATIONS   OPERATING PARTNERS
                                    COMPANY           LTD PARTNERSHIP
                                 CONSOLIDATED       WOODSTOCK/NEW MARKET         PROFORMA
                                                                          ADJUSTMENTS    COMBINED
OTHER INCOME (EXPENSES)
  Nonoperating Income,
    Less Expense                    991,202                                                 991,202
    Interest Expense               (685,971)              (1,411,821)         785,047 B  (1,312,745)
    Gain On Sale of Assets        1,141,386                                               1,141,386
                                 10,338,299               (1,437,105)         943,983     9,845,177
INCOME TAXES                      3,572,956                                  (187,189)C   3,385,767
                                  6,765,343               (1,437,105)       1,131,172     6,459,410
MINORITY INTERESTS                 (534,658)                                               (534,658)

NET INCOME                        6,230,685               (1,437,105)       1,131,172     5,924,752

NET INCOME PER SHARE                   1.66                                                    1.58

WEIGHTED AVERAGE SHARES
OUTSTANDING                       3,760,760                                               3,760,760
PAGE

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)
          (b)  Pro Forma Financial Information

         SHENANDOAH TELECOMMUNICATIONS AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                          UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                     SIX MONTHS ENDED JUNE 30, 1996


                      SHENANDOAH       C-4 MEDIA CABLE       FRONTIERVISION
                   TELECOMMUNICATIONS      SOUTHEAST       OPERATING PARTNERS
                         COMPANY        LTD PARTNERSHIP       LTD PARTNERSHIP
                      CONSOLIDATED    WOODSTOCK/NEW MARKET  WOODSTOCK/NEW MARKET
                    SIX MONTHS ENDED    ONE MONTH ENDED      FIVE MONTHS ENDED           PROFORMA
                     JUNE 30, 1996       JANUARY 31, 1996      JUNE 30, 1996      ADJUSTMENTS   COMBINED
REVENUES
  Local Service         1,602,425                                                              1,602,425
  Access & Toll Service 3,478,895                                                              3,478,895
  Other & Unregulated   6,789,519              127,054                638,373                  7,554,946
                       11,870,839              127,054                638,373             0   12,636,266
OPERATING EXPENSES
  Cost of Products
   & Services Sold        842,225               30,481                113,152                    985,858
  Maintenance & Support 2,489,964               37,081                 68,296                  2,595,341
  Depreciation &
   Amortization         1,617,960               59,064                162,498        46,885 A  1,886,407
  Customer Operations   1,594,590               14,169                  1,385                  1,610,144
  Corporate Operations  1,075,888                8,046                 63,723                  1,147,657
  Taxes Other Than
   Income                 201,986                                                                201,986
                        7,822,613              148,841                409,054        46,885    8,427,393

OPERATING INCOME        4,048,226              (21,787)               229,319       (46,885)   4,308,873


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (Continued)
          (b)  Pro Forma Financial Information

         SHENANDOAH TELECOMMUNICATIONS AND FRONTIERVISION, LP WOODSTOCK AND NEW MARKET CLUSTERS
                          UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                     SIX MONTHS ENDED JUNE 30, 1996

                      SHENANDOAH       C-4 MEDIA CABLE       FRONTIERVISION
                   TELECOMMUNICATIONS      SOUTHEAST       OPERATING PARTNERS
                         COMPANY        LTD PARTNERSHIP       LTD PARTNERSHIP
                      CONSOLIDATED    WOODSTOCK/NEW MARKET  WOODSTOCK/NEW MARKET
                    SIX MONTHS ENDED    ONE MONTH ENDED      FIVE MONTHS ENDED           PROFORMA
                     JUNE 30, 1996       JANUARY 31, 1996      JUNE 30, 1996      ADJUSTMENTS   COMBINED
OTHER INCOME (EXPENSES)
  Nonoperating Income,
   Less Expense           436,531                                                                436,531
  Interest Expense       (269,678)            (117,689)                          (197,432)B     (584,799)
  Gain On Sale of
   Assets                 228,250                                                                228,250
                        4,443,329             (139,476)               229,319    (244,317)     4,288,855

INCOME TAXES            1,500,806                                                 (58,638)C    1,442,168
                        2,942,523             (139,476)               229,319    (185,679)     2,846,687
MINORITY INTERESTS       (301,862)                                                              (301,862)

NET INCOME              2,640,661             (139,476)               229,319    (185,679)     2,544,825

NET INCOME PER SHARE         0.70                                                                   0.68

WEIGHTED AVERAGE
SHARES OUTSTANDING      3,760,760                                                              3,760,760

Notes to Unaudited Pro Forma Condensed Combined Statement of Income:
A - Reflects depreciation expense on fair value allocated to plant at STC rates.
B - Reflects interest expense on debt required to fund the acquisition.
C - To record the income tax effect of the adjustments to depreciation and interest expense.
PAGE

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         SHENANDOAH TELECOMMUNICATIONS COMPANY



                       By:  Christopher E. French
                            President



November 5, 1996





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